CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 25, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                           Axiom pharmaceuticals, inc.
             (Exact name of registrant as specified in its charter)

        Nevada                        333-36522                 75-2853946
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)
                            US Representative Office
                               8324 Delgany Avenue
                             Playa del Rey, CA 90293
               (Address of principal executive offices (zip code))

                                 (310) 301-7728
                              (310) 301-7748 (fax)
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS

On August 25, 2003, the Board of Directors of Axiom Pharmaceuticals, Inc. (the "Company") appointed Lan Hao as its Chief Financial Officer. Mr. Hao will immediately take over duties as the Chief Financial Officer from Madame Xian Fen Guo who will resume her duties as manager of the finance department at the Company's Chinese Operating Subsidiary, Shenyang Tianwei Werke Pharmaceutical Co., Ltd. There were no disputes between the Company and Madame Guo prior to or at the time she stepped down as the Company's Chief Financial Officer.

Also on August 25, 2003, the Board of Directors of the Company appointed Peter Cunningham as the Company's Chief Operating Officer.

On August 27, 2003, the Company issued a press release announcing the appointment of Messrs. Hao and Cunningham. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

(c) EXHIBITS

       99.1     Press Release dated August 27, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 27, 2003
                                            AXIOM PHARMACEUTICALS, INC.

                                            By:  /s/ That Ngo
                                                 ----------------------
                                                     That Ngo
                                                     President, CEO